UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2024

Lionsgate Studios Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

001-42102	N/A
(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)

250 Howe Street, 20th Floor

Vancouver, British Columbia V6C 3R8

and

2700 Colorado Avenue

Santa Monica, California 90404

Registrant’s telephone number, including area code: (877) 848-3866

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value per share	LION	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On October 15, 2024, Lionsgate Studios Corp. (the “Company”) filed (i) an Amendment No. 2 (the “8-K Amendment”) to the Company’s Current Report on Form 8-K which was initially filed with the Securities and Exchange Commission (the “SEC”) on May 14, 2024 and (ii) a Post-Effective Amendment No. 1 (the “S-1 Amendment”) to the registration statement on Form S-1 (File No. 333-280132) of the Company, which was filed initially with the SEC on June 12, 2024 and declared effective on July 1, 2024 (the “Original S-1 Filing”). The 8-K Amendment and the S-1 Amendment were filed to correct the mathematical computations of the subtotal of cash flows provided by financing activities, net change in cash, cash equivalents and restricted cash, and the total of cash, cash equivalents and restricted cash-end of period, as previously presented in the combined statement of cash flows for the fiscal year ended March 31, 2022 in Exhibit 99.1 of Amendment No. 1 to the Company’s Current Report on Form 8-K/A filed with the SEC on May 30, 2024 (the “Original 8-K/A”) and the prospectus included in the Original S-1 Filing, respectively. The net cash flows provided by financing activities, net change in cash, cash equivalents and restricted cash, and the total of cash, cash equivalents and restricted cash-end of period, have each been decreased by $118.7 million to correct the previous mathematical error.

The Company’s management concluded on October 10, 2024, after discussion with the Company’s Audit & Risk Committee and its independent registered public accounting firm, Ernst & Young LLP, that the previously issued financial statements contained in the Original 8-K/A and the Original S-1 Filing should no longer be relied upon as a result of the foregoing matters.

The Company’s Audit & Risk Committee has discussed the matters disclosed in this filing pursuant to Item 4.02(a) with management and with the Company’s independent registered public accounting firm.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2024

LIONSGATE STUDIOS CORP.

By:	/s/ James W. Barge
Name: James W. Barge
Title: Chief Financial Officer